UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          April 17, 2003

HUDSON RIVER BANCORP, INC.
 (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	000-24187 (Commission File Number)	14-1803212 (IRS Employer Identification No.)

One Hudson City Centre, Hudson, New York (Address of principal executive offices)	12534 (Zip Code)

Registrant’s telephone number, including area code (518) 828-4600 Not Applicable (Former name or former address, if changed since last report)

ITEM 7.	EXHIBITS

(c)	Exhibits

Exhibit 99.1 - Press Release, dated April 17, 2003

ITEM 9.	REGULATION FD DISCLOSURE (information furnished in this Item 9 is furnished under Item 12)

On April 17, 2003, the Registrant issued its earnings release for the three months and year ended March 31, 2003. The earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 17, 2003	HUDSON RIVER BANCORP, INC. /s/ Timothy E. Blow ——————————————— Timothy E. Blow Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 17, 2003